Exhibit 10.45

August 9, 2016

S. Venkatesh

President

Ascend Laboratories, LLC

339 Jefferson Road, Suite 101

Parsippany, NJ 07054 USA

Re:	Extension of The PharmaNetwork and Elite Pharmaceuticals Manufacturing and Supply Agreement (“Extension Agreement”)

Mr. Venkatesh,

The PharmaNetwork, LLC, a New Jersey limited liability company and its wholly owned subsidiary of Ascend Laboratories, LLC (together "TPN"), and Elite Pharmaceuticals, Inc., a Nevada corporation, and Elite Laboratories, Inc. (a subsidiary of Elite Pharmaceuticals, Inc.), a Delaware corporation (together "ELITE") are parties to a Manufacturing and Supply Agreement effective as of June 23, 2011 and a First Amendment of the Manufacturing and Supply Agreement dated September 21, 2012 and a Second Amendment of the Manufacturing and Supply Agreement dated January 19, 2015 and a Third Amendment of the Manufacturing and Supply Agreement dated July 20, 2015 (together the “Agreement”). All capitalized terms used without definition in this letter agreement have the respective meanings provided in the Agreement.

As per Section 7.1 of the Manufacturing and Supply Agreement as modified by the Third Amendment of the Manufacturing and Supply Agreement this Extension Agreement is made by and between TPN and Elite. The Agreement between TPN and ELITE expires on December 31, 2016, and TPN and ELITE want to extend the Term of the Agreement under the provisions of the Agreement; it is agreed that said Agreement is extended for an additional year commencing upon the expiration of the Agreement and shall now expire on December 31, 2017.

This Extension Agreement shall be binding upon and inure to the benefit of the Parties, their successors, and personal representatives.

Signature page to follow

165 Ludlow Avenue • Northvale, NJ 07647 • Ph: (201)750-2646 • Fax: (201)750-2755 www.elitepharma.com

ELITE PHARMACEUTICALS, INC.

By

Name:	Nasrat Hakim
Title:	President and CEO

Accepted and agreed as of this August 9, 2016

ASCEND LABORATORIES, LLC

By

Name:	S. Venkatesh
Title:	President

cc:	Bill Moran
Rick Feiner

165 Ludlow Avenue • Northvale, NJ 07647 • Ph: (201)750-2646 • Fax: (201)750-2755 www.elitepharma.com